Exhibit 10.27

AGREEMENT AND WAIVER

Reference is hereby made to the Note Purchase Agreement dated May 1, 2017 (the “Agreement”) by and between Arkados Group, Inc., a Delaware corporation (the “Company”), and the undersigned entities (collectively, “AIP”). All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, on May 1, 2017 (the “Closing Date”), the Company and AIP completed a financing transaction pursuant to which the Company raised capital by issuing (i) secured convertible promissory notes (the “Notes”) in the aggregate principal amount of $2,500,000 and (ii) warrants to purchase shares of Company common stock to AIP and its affiliated entities in accordance with the terms of the Agreement;

WHEREAS, in connection with entering into the Agreement, the Company also entered into a registration rights agreement of the same date (the “Registration Rights Agreement”) with AIP with respect to the registration of the shares of Company common stock issuable upon conversion of the Notes (the “Conversion Shares”) and exercise of the warrants (the “Warrant Shares” and together with the Conversion Shares, the “Registrable Securities”), and pursuant to the terms of the Registration Rights Agreement agreed to file a registration statement on Form S-1 (the “Registration Statement”) by July 15, 2017 (the “Initial Filing Date”) with the Securities and Exchange Commission to register the Registrable Securities for resale to the public;

WHEREAS, failure to file the Registration Statement by the Initial Filing Date constitutes an “Event of Default” under Section 9.1(c) of the Agreement (“First Default”), and the Company failed to file the Registration Statement by the Initial Filing Date and is thus, as of July 16, 2017, in default of the Agreement;

WHEREAS, failure to issue 2,500,000 Warrants (as defined in the Agreement) at Closing as required by Section 3.1(p) of the Agreement constitutes an “Event of Default” under Section 9.1(c) of the Agreement (“Second Default”), and the Company failed to issue such Warrants and is thus, as of May 1, 2017, in default of the Agreement; and

WHEREAS, Section 9.6 of the Agreement gives the Majority Holders the power to instruct the Security Agent waive the Events of Default.

NOW THEREFORE, the parties agree as follows:

1.            The Majority Holders hereby waive, and instruct the Security Agent to waive, the First Default referenced in the recitals, subject to terms below. The Majority Holders hereby waive, and instruct the Security Agent to waive, the Second Default through, but not beyond, September 1, 2017.

2.            Arkados Group, Inc. hereby agrees to issue 150,000 additional shares of its common stock, par value $0.0001 per share, to the Holders, to be issued in four certificates as follows (the “Waiver Fee”):

AIP Private Capital Inc.	7,059
AIP Canadian Enhanced Income Class	59,912
AIP Global Macro Class	15,971
AIP Global Macro Fund LP	67,059

3.            Except as explicitly stated in this Agreement and Waiver, the terms and conditions of the Agreement remain in full force and effect. Without limiting the foregoing:

(a)       The parties hereby agree that the conversion price set forth in Section 6.1(a) of the Agreement shall be $0.60 per share in lieu of $0.80 per share, provided that antidilution provision of Section 6.1(d) remains in effect;

(b)       Section 8.1(s) shall apply for periods beginning September 1, 2017; and

(c)       If the Warrants (as defined in the Agreement) are not issued to the Security Agent on behalf of the Holders by September 1, 2017, a new Event of Default shall occur.

IN WITNESS WHEREOF, the undersigned have executed this Agreement and Waiver effective as of as of August 29, 2017.

ARKADOS GROUP, INC.,

By:	/s/Terrence DeFranco
Name: Terrence De Franco
Title: CEO

AIP ASSET MANAGEMENT INC., as Security Agent

By:	/s/Jay Bala
Name: Jay Bala, CFA
Title: President

Agreement and Waiver	2	August 29, 2017

AIP PRIVATE CAPITAL INC.,
as a Holder

By:	/s/Alex Kanayev
Name: Alex Kanayev
Title: Managing Partner

AIP CANADIAN ENHANCED INCOME CLASS,
as a Holder

By:	/s/Jay Bala
Name: Jay Bala, CFA
Title: Portfolio Manager

AIP GLOBAL MACRO FUND, LP,
as a Holder

By:	/s/Jay Bala
Name: Jay Bala, CFA
Title: Portfolio Manager

AIP GLOBAL MACRO CLASS,
as a Holder

By:	/s/Jay Bala
Name: Jay Bala, CFA
Title: Portfolio Manager

Agreement and Waiver	3	August 29, 2017